UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2016

EVERTEC, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico		00926
(Address of principal executive offices)		(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2016 the Company issued a press release announcing its preliminary results for the first quarter ended March 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On May 11, 2016, the Company’s Board of Directors declared a regular quarterly cash dividend of $0.10 per share on the Company’s outstanding shares of common stock. The Board anticipates declaring this dividend in future quarters on a regular basis; however future declarations of dividends are subject to board of director approval and may be adjusted as business needs or market conditions change. The cash dividend of $0.10 per share will be paid on June 10, 2016 to stockholders of record as of the close of business on May 23, 2016.

A copy of the press release announcing the dividend discussed above is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

During 2016 and subsequent to the issuance of the Company’s Consolidated Financial Statements for the quarterly period ended September 30, 2015, we identified and concluded that there was a material weakness in our internal control over financial reporting. The material weakness related to our controls over the assessment of uncertain tax positions that allowed material errors to occur that were not detected in a timely manner therefore requiring a restatement of our previously issued financial statements for 2014 and 2013. Management’s decision to restate the Company’s previously issued Consolidated Financial Statements was made as a result of the identification of an incorrect assessment of an uncertain tax position in 2010 and its impact on subsequent years. Management reviewed the controls related to the completeness and robustness of its assessment and monitoring of uncertain tax positions and concluded that there was a reasonable possibility that a material misstatement of the annual or interim financial statements would not be prevented or detected on a timely basis.

Note: The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Press Release re: first quarter earnings issued by EVERTEC, Inc. dated May 11, 2016.

99.2	Press Release re: quarterly dividend issued by EVERTEC, Inc. dated May 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: May 11, 2016	By:	/s/ Peter J.S. Smith
Name: Peter J.S. Smith Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release re: first quarter earnings issued by EVERTEC, Inc. dated May 11, 2016.

99.2	Press Release re: quarterly dividend issued by EVERTEC, Inc. dated May 11, 2016.